SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
              ----------------------------------------------------

                          AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                  July 16, 1999
              ----------------------------------------------------

                            THERMO VISION CORPORATION
             (Exact name of Registrant as specified in its charter)

Delaware                                1-13391                      04-3296594
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
 of incorporation)                                       Identification Number)

8 East Forge Parkway                                                      02038
Franklin, Massachusetts                                              (Zip Code)
(Address of principal executive offices)

                                 (781) 622-1000
               (Registrant's telephone number including area code)

                                                                    FORM 8-K/A

      This Form 8-K/A contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Vision Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change, acquisition strategy, intense competition, potential adverse effect of significant international sales, supplier and vendor relationships, intellectual property rights, semiconductor industry volatility, and the potential impact of the year 2000 on processing date-sensitive information.

Item 2.  Acquisition or Disposition of Assets

      On July 16, 1999, Thermo Vision Corporation (the "Company") acquired the non-telecommunications thin-film optical filter business (the "Business") of Corning OCA Corporation from Corning OCA Corporation (the "Seller"). The Business manufactures optical filters and assemblies in the ultra-violet, visible, near infrared, and infrared portions of the electromagnetic spectrum. Common applications for the manufactured filters are clinical chemistry, scientific instruments, bar code scanners, color measurement, intrusion detection, laser protection, and process control equipment.

      The acquisition was made pursuant to a Purchase and Sale Agreement dated May 12, 1999 (as amended, the "Agreement"), between the Seller and the Company. The purchase price for the Business was $4,000,000, of which $1,000,000 was paid on May 12, 1999, the date of execution of the Agreement, with the $3,000,000 balance paid on the July 16 closing date. The purchase price paid was based on the Company's determination of the fair market value of the Business, and the terms and conditions of the Agreement were determined by arms-length negotiation among the parties. The source of the purchase price was internal cash.

      The Company has no present intention to use the assets of the Business for purposes materially different from the purposes for which the assets were used prior to the sale transaction. However, the Company does plan to move the assets from their current location to the Company's principal place of business. In addition, the Company will continue to review the Business, including the assets acquired, operations, properties, policies, management and personnel and, upon completion of this review, may develop additional or alternative plans or proposals.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

         Attached hereto.

    Non-telecommunications Optical Filter Business of Corning OCA Corporation

              Statement of Revenues and Direct Costs and Expenses, Statement of Assets Acquired, Liabilities Assumed and Parent Company
                  Investment, and Independent Auditors' Report

                Non-telecommunications Optical Filter Business of
                             Corning OCA Corporation

                                Table of Contents






                                                                                              Page Number

Independent Auditors' Report                                                                        3

Statement of Revenues and Direct Costs and Expenses                                                 4

Statement of Assets Acquired, Liabilities Assumed and Parent Company Investment                     5

Notes to Financial Statements                                                                       6


                    Report of Independent Public Accountants

To Corning OCA Corporation:

      We have audited the accompanying Statement of Revenues and Direct Costs and Expenses of the Non-telecommunications Optical Filter Business of Corning OCA Corporation for the eight-month period ended December 31, 1997, the twelve-month period ended December 31, 1998, and the month ended January 30, 1999, and the Statement of Assets Acquired, Liabilities Assumed and Parent Company Investment as of July 16, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      These statements have been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Amendment No. 1 on Form 8-K/A of Thermo Vision Corporation as described in Note 3, and are not intended to be a complete presentation of the income statement and assets and liabilities of the Non-telecommunications Optical Filter Business of Corning OCA Corporation.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct costs and expenses of the Non-telecommunications Optical Filter Business of Corning OCA Corporation for the eight-month period ended December 31, 1997, the twelve-month period ended December 31, 1998, and the month ended January 30, 1999, and the assets acquired, liabilities assumed and parent company investment as of July 16, 1999, in conformity with generally accepted accounting principles.



                                                          Arthur Andersen LLP



Boston, Massachusetts
August 27, 1999


                Non-telecommunications Optical Filter Business of
                             Corning OCA Corporation
               Statement of Revenues and Direct Costs and Expenses
                                 (In thousands)

                                                                   Month   Twelve Months   Eight Months
                                     Six Months Ended              Ended           Ended          Ended
                                 June 30,        June 30,    January 31,    December 31,   December 31,
                                     1999            1998           1999            1998           1997
-------------------------------------------------------------------------------------------------------
                                          (Unaudited)

Revenues                           $2,469          $3,583         $  417          $7,309         $4,727

Direct Costs and Expenses:
 Direct materials                     534             426             74             869            922
 Direct labor                         477             451             85           1,072            846
                                   ------          ------         ------          ------         ------

                                    1,011             877            159           1,941          1,768
                                   ------          ------         ------          ------         ------
Excess of Revenues Over
 Direct Costs and Expenses         $1,458          $2,706         $  258          $5,368         $2,959
                                   ======          ======         ======          ======         ======

































The accompanying notes are an integral part of these financial statements.


                                       4


                Non-telecommunications Optical Filter Business of
                             Corning OCA Corporation
 Statement of Assets Acquired, Liabilities Assumed and Parent Company Investment
                               As of July 16, 1999
                                 (In thousands)

Assets Acquired
Inventories:
 Raw materials and supplies                                         $   175
 Work in process                                                        378
 Finished goods                                                         487
                                                                    -------

                                                                      1,040
                                                                    -------

Plant and Equipment                                                     645
                                                                    -------

Intangible Asset                                                        315
                                                                    -------

Cost in Excess of Net Assets of Acquired Company                      2,150
                                                                    -------

                                                                    $ 4,150
                                                                    =======

Liabilities Assumed and Parent Company Investment
Accrued Expenses                                                    $   150
                                                                    -------

Parent Company Investment                                             4,000
                                                                    -------

                                                                    $ 4,150
                                                                    =======

























The accompanying notes are an integral part of these financial statements.

                                       5

                Non-telecommunications Optical Filter Business of
                             Corning OCA Corporation
                          Notes to Financial Statements

1.    Description of the Business

      The non-telecommunications optical filter business of Corning OCA
Corporation is engaged in the development, manufacturing, and marketing of optical filters and assemblies in the ultra violet, visible, near infrared, and infrared portions of the electromagnetic spectrum. Common applications for these filters are clinical chemistry, scientific instruments, bar code scanners, color measurement, intrusion detection, laser protection, and process control equipment. Prior to its acquisition by Thermo Vision Corporation (the Company), the business operated as a fully integrated unit of Corning OCA Corporation.

2.    Description of the Transaction

      Pursuant to a Purchase Agreement dated July 16, 1999, the Company acquired certain assets of the non-telecommunications optical filter business of Corning
OCA Corporation (OCA) for $4,000,000 in cash. This acquisition has been accounted for using the purchase method of accounting. The cost of this acquisition exceeded the estimated fair value of the acquired net assets by $2,150,000, which will be amortized over 40 years. Allocation of the purchase price was based on an estimate of the fair value of the net assets acquired.

3.    Basis of Presentation

      The non-telecommunications business was operated and managed by Corning
OCA Corporation with other similar businesses utilizing shared resources and, accordingly, it was not possible to prepare separate full financial statements, including a statement of cash flows, for the acquired business. Additionally, any attempt to prepare financial statements for the business would require numerous subjective allocations, which may not accurately reflect the actual historical results of the business acquired. As a result, the accompanying statement of revenue and direct costs and expenses and statement of assets acquired, liabilities assumed and parent company investment have been prepared in lieu of full financial statements to satisfy the requirements of Securities and Exchange Commission Rule 3-05 of Regulation S-X.

      For the purpose of these financial statements, direct costs include direct material and direct labor. These statements exclude costs normally incurred in a business, including overhead, general and administrative expenses, research and development expenses, and provisions for taxes. The financial information in these statements is not necessarily indicative of the prospective financial condition or results of the business due to expected changes within the business as a result of the merger of its operations with those of the Company. These changes include relocation of the acquired business to facilities currently leased by the Company and integration of its operations with those of another of the Company's business units.

4.    Summary of Significant Accounting Policies

Revenue Recognition

      OCA recognizes revenue upon shipment of its products.

Inventories

      Finished goods are recorded at estimated selling prices less costs to sell and a reasonable profit allowance for the selling effort of the Company.
Work-in-process inventories are valued at the selling price of the finished goods less costs to complete, costs to sell, and a reasonable profit allowance for the manufacturing and selling efforts of the Company. Raw materials are recorded at current replacement cost.

                                       6

4.    Summary of Significant Accounting Policies (continued)

Plant and Equipment

      Plant and equipment is recorded at estimated current replacement cost for similar equipment based on a third- party appraisal obtained by the Company.

Intangible Asset

      Intangible asset in the accompanying statement of assets acquired and liabilities assumed represents a license agreement with OCA under which the Company will receive a royalty-free non-exclusive license to certain technology used by the acquired business. The asset is recorded at its estimated current value, which was determined based on the present value of the future costs that would have been expended by the Company to obtain such a license. This intangible asset is being amortized over 10 years, the life of the agreement.

Cost in Excess of Net Assets of Acquired Company

      The excess of the purchase price over the fair value of the acquired net assets is recorded as cost in excess of net assets of acquired company in the accompanying statement of assets acquired and liabilities assumed and is being amortized over 40 years.

Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.    Acquisition

      In April 1997, Corning Corporation purchased the telecommunications and non-telecommunications optical filter business of Optical Corporation of America as part of a larger acquisition, which included the acquisition of three businesses. Books and records of these businesses prior to this acquisition are not available and, therefore, the accompanying statement of revenues and direct costs and expenses has been presented from the date of the acquisition.


                                       7

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)   Pro Forma Financial Information

      The following unaudited pro forma combined condensed statements of income set forth the results of operations for the six months ended July 3, 1999, and the year ended January 2, 1999, as if the acquisition of OCA had occurred at the beginning of 1998. OCA's historical results included in the accompanying pro forma combined condensed statements of income represent its revenues and direct costs and expenses for the first six months of 1999 and the full year 1998, and exclude certain operating expenses of OCA. As a result, the pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition of OCA been made at the beginning of 1998. The following unaudited pro forma combined condensed balance sheet sets forth the financial position as of July 3, 1999, as if the purchase of OCA had occurred on July 3, 1999. OCA's balance sheet represents the assets acquired, liabilities assumed and parent company investment by the Company as of July 16, 1999. The financial statements of OCA filed under part (a) of this item should be read in conjunction with the accompanying notes and the respective historical financial statements and related notes of the Company and OCA.


                                       4

                            Thermo Vision Corporation
                Pro Forma Combined Condensed Statement of Income
                          Six Months Ended July 3, 1999
                                   (Unaudited)

                                                           Historical                  Pro Forma
                                                    ----------------------    -------------------------
                                                      Thermo
                                                      Vision           OCA    Adjustments      Combined
                                                    --------      --------    -----------      --------
                                                          (In thousands except per share amounts)

Revenues                                             $19,115       $ 2,469        $     -       $21,584
                                                     -------       -------        -------       -------

Costs and Operating Expenses:
 Cost of revenues                                     11,628         1,011            716        13,355
 Selling, general, and administrative expenses         5,184             -            172         5,356
 Research and development expenses                     2,106             -             95         2,201
                                                     -------       -------        -------       -------

                                                      18,918         1,011            983        20,912
                                                     -------       -------        -------       -------

Operating Income                                         197         1,458           (983)          672
Interest Income                                          189             -           (102)           87
Interest Expense                                        (227)            -              -          (227)
                                                     -------       -------        -------       -------

Income Before Provision for Income Taxes                 159         1,458         (1,085)          532
Provision for Income Taxes                                67             -            149           216
                                                     -------       -------        -------       -------

Net Income                                           $    92       $ 1,458        $(1,234)      $   316
                                                     =======       =======        =======       =======

Basic and Diluted Earnings per Share                 $   .01                                    $   .04
                                                     =======                                    =======

Weighted Average Shares:
 Basic                                                 8,051                                      8,051
                                                     =======                                    =======

 Diluted                                               8,111                                      8,111
                                                     =======                                    =======


















See notes to pro forma combined condensed financial statements.

                                       5

                            Thermo Vision Corporation
                Pro Forma Combined Condensed Statement of Income
                           Year Ended January 2, 1999
                                   (Unaudited)

                                                           Historical                  Pro Forma
                                                    ----------------------    -------------------------
                                                      Thermo
                                                      Vision           OCA    Adjustments      Combined
                                                    --------      --------    -----------      --------
                                                          (In thousands except per share amounts)

Revenues                                             $37,966       $ 7,309        $     -       $45,275
                                                     -------       -------        -------       -------

Costs and Operating Expenses:
 Cost of revenues                                     23,769         1,941          1,432        27,142
 Selling, general, and administrative expenses         9,370             -            361         9,731
 Research and development expenses                     4,233             -            190         4,423
 Restructuring costs                                      40             -              -            40
                                                     -------       -------        -------       -------

                                                      37,412         1,941          1,983        41,336
                                                     -------       -------        -------       -------

Operating Income                                         554         5,368         (1,983)        3,939
Interest Income                                          455             -           (225)          230
Interest Expense                                        (521)            -              -          (521)
                                                     -------       -------        -------       -------

Income Before Provision for Income Taxes                 488         5,368         (2,208)        3,648
Provision for Income Taxes                               267             -          1,264         1,531
                                                     -------       -------        -------       -------

Net Income                                           $   221       $ 5,368        $(3,472)      $ 2,117
                                                     =======       =======        =======       =======

Basic and Diluted Earnings per Share                 $   .03                                    $   .26
                                                     =======                                    =======

Weighted Average Shares:
 Basic                                                 8,048                                      8,048
                                                     =======                                    =======

 Diluted                                               8,049                                      8,049
                                                     =======                                    =======


















See notes to pro forma combined condensed financial statements.

                                       6

                            Thermo Vision Corporation
                   Pro Forma Combined Condensed Balance Sheet
                               As of July 3, 1999
                                   (Unaudited)

                                                           Historical                  Pro Forma
                                                    -----------------------    -------------------------
                                                      Thermo
                                                      Vision            OCA   Adjustments      Combined
                                                    --------       --------   -----------      --------
                                                                       (In thousands)

Assets
Current Assets:
 Cash and cash equivalents                           $   198        $     -       $     -       $   198
 Advance to affiliate                                  6,767              -        (4,000)        2,767
 Accounts receivable, net                              5,966              -             -         5,966
 Inventories                                           7,898          1,040             -         8,938
 Prepaid expenses                                        319              -             -           319
 Prepaid and refundable income taxes                   2,040              -             -         2,040
                                                     -------        -------       -------       -------

                                                      23,188          1,040        (4,000)       20,228
                                                     -------        -------       -------       -------

Property, Plant, and Equipment, at Cost, Net           5,904            645             -         6,549
                                                     -------        -------       -------       -------

Other Assets                                           2,579            315             -         2,894
                                                     -------        -------       -------       -------

Cost in Excess of Net Assets of Acquired              15,239          2,150                      17,389
Companies
                                                     -------        -------       -------       -------

                                                     $46,910        $ 4,150       $(4,000)      $47,060
                                                     =======        =======       =======       =======

Liabilities and Shareholders' Investment
Current Liabilities:
 Note payable and capital lease obligation           $ 4,875        $     -       $     -       $ 4,875
 Accounts payable                                      2,805              -             -         2,805
 Other current liabilities                             3,008            150             -         3,158
                                                     -------        -------       -------       -------

                                                      10,688            150             -        10,838
                                                     -------        -------       -------       -------

Deferred Income Taxes                                    217              -             -           217
                                                     -------        -------       -------       -------

Long-term Obligations                                  3,800              -             -         3,800
                                                     -------        -------       -------       -------

Shareholders' Investment:
 Common stock                                             81              -             -            81
 Capital in excess of par value                       28,040              -             -        28,040
 Retained earnings                                     4,098              -             -         4,098
 Deferred compensation                                    (8)             -             -            (8)
 Accumulated other comprehensive items                    (6)             -             -            (6)
 Parent company investment                                 -          4,000        (4,000)            -
                                                     -------        -------       -------       -------

                                                      32,205          4,000        (4,000)       32,205
                                                     -------        -------       -------       -------

                                                     $46,910        $ 4,150       $(4,000)      $47,060
                                                     =======        =======       =======       =======

See notes to pro forma combined condensed financial statements.


                                       7


                            Thermo Vision Corporation
           Notes to Pro Forma Combined Condensed Financial Statements
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Form Combined Condensed Statements of Income
         (In thousands except in text)

                                                                     Six Months Ended        Year Ended
                                                                       July 3, 1999       January 2, 1999
                                                                    ------------------- --------------------
                                                                                 Debit (Credit)
Cost of Revenues
Salaries for indirect manufacturing employees of acquired business       $      457          $      914
Depreciation of leasehold improvements and equipment over the                   198                 397
 assets' estimated useful lives of 6 years and 5 years, respectively
Rent, utilities, and real estate tax expense for additional                      61                 121
 facilities leased to acquired business
                                                                         ----------          ----------

                                                                                716               1,432
                                                                         ----------          ----------

Selling, General, and Administrative Expenses
Salaries for selling, general, and administrative                               109                 217
 employees of acquired business
Service fee of .8% of the revenues of OCA for services                           20                  58
 provided under a services agreement between the Company
 and Thermo Electron Corporation
Amortization over 10 years of intangible asset valued at                         16                  32
 $315,000
Amortization over 40 years of $2,150,000 of cost in                              27                  54
 excess of net assets of acquired companies created by
 the acquisition of OCA
                                                                         ----------          ----------

                                                                                172                 361
                                                                         ----------          ----------

Research and Development Expenses
Salaries for research and development employees of                               95                 190
 acquired business
                                                                         ----------          ----------

Interest Income
Decrease in interest income as a result of the use of                           102                 225
 $4,000,000 of cash to fund the acquisition of OCA,
 calculated using an average interest rate of 5.10% and 5.63% for the six months ended July 3, 1999, and the year ended January 2, 1999, respectively
                                                                         ----------          ----------

Provision for Income Taxes
Income tax expense on earnings of OCA calculated at the                         583               2,147
 Company's incremental income tax rate of 40%
Income tax benefit associated with the adjustments above,                      (434)               (883)
 calculated at the Company's incremental income tax rate
 of 40%
                                                                         ----------          ----------

                                                                                149               1,264
                                                                         ----------          ----------



                                       8

Note 2 - Pro Forma Adjustments to Pro Forma Combined Condensed Balance Sheet as of July 3, 1999
         (In thousands except in text)

                                                                                           Debit (Credit)

Advance to Affiliate
Decrease in advance to affiliate as a result of the use of                                  $   (4,000)
 $4,000,000 to fund the acquisition of OCA
                                                                                            ----------

Parent Company Investment
Eliminate the Company's investment in OCA as a result of                                         4,000
 consolidation
                                                                                            ----------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     2.1 Purchase and Sale Agreement dated as of May 12, 1999, by and between Thermo Vision Corporation and Corning OCA Corporation (filed as Exhibit
         2.1 to the Registrant's Current Report on Form 8-K filed with the Commission on July 28, 1999). Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits to this Agreement have been omitted. The Company hereby undertakes to furnish supplementally a copy of such schedules and exhibits to the Commission upon request.

     2.2 Amendment Agreement dated July 15, 1999, between Thermo Vision Corporation and Corning OCA Corporation (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed with the Commission on July 28, 1999).

     23  Consent of Arthur Andersen LLP

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 23rd day of September 1999.

                                                     THERMO VISION CORPORATION



                                                     /s/ Paul F. Kelleher
                                                     Paul F. Kelleher
                                                     Chief Accounting Officer
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